crowdgather

Community.

Conversation.

Commerce.

The Premiere Online Forum Network

Safe Harbor

This presentation contains forward-looking statements (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) concerning future events and the Company's growth and business strategy. Words such as "expects," "intends," "plans," "believes," "anticipates," "hopes," "estimates," and variations of such words and similar expressions are intended to identify forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. These statements involve known and unknown risks and are based upon a number of assumptions and estimates that are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of the Company. Actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to changes in the Company's business; competitive factors in the market in which the Company operates; risks associated with operations outside the United States; and other factors listed from time to time in the Company's filings with the Securities and Exchange Commission. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Company Overview

What is CrowdGather?

A centralized network to benefit forum members, owners and advertisers that...

- *Provides* a highly interactive and informational social network for members – powered by central ID management and profile
- *Offers* a revenue-sharing resource for third-party forum owners
- *Leverages* a largely untapped advertising network for online marketers worldwide – powered by a central ad server.

CrowdGather Mission

... Unify, Strengthen, Maximize

Crowdgather seeks to unify online messageboards and forums by providing: a social network, a powerful user-generated repository of information, and an advertising network driving higher payouts for all participants as the network grows.

crowdgather

CrowdGather Equity Summary

Symbol: OTCBB:	CRWG
Market Cap:	$72 MM
Current Price*:	$1.60
Avg Vol (3m):	40k
Float:	14.4 MM
Year End:	April 30



9/12/08
2.50
2.25
2.00
1.75
1.50
1.25
Volume
400
300
200
100
0
Thousands
Jul
Aug
Sep

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Current CrowdGather Stats*

Using under $500,000 in acquisition cost, the Company has already built an executive team and grown to:

- ✓ ***16.5 million page views/mo***
- ✓ ***1.5 million unique visits/mo***
- ✓ ***2.9 million registered members***
- ✓ ***1.7 million discussions with over 40.5 million individual postings***
- ✓ ***73 sites in an actively growing asset portfolio***

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***As of 9/12/08**

Why Focus on Forums?

What is a Forum or Message Board?



New Member Introductions
General Pet Discussion
Off Topic Discussion
Dogs
Cats
Critters

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Why Forums?

- There are approximately 46.3 million forums online
- **240+ million** members in top 1,000 forum sites-
- **15-40 billion** pageviews/month across all forums
- 55% of Adults and 70% of Youths use message board posts[1]
- Surveys indicate that 60 million Americans (or 45% of internet users) say that the internet has helped them either make large decisions or navigate their way through life.[2]
- 44% of U.S. internet users have contributed their thoughts and files to the online world. (Pew, Internet & Life)

Sources: [1]Forrester
[2]Pew, Internet & Life

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The Challenge for Forum Owners

Vast majority of Mid-Sized and Smaller, "Mid and Long Tail" Forums are:

- Severely under-monetized
- Under-managed
- Unable to scale
- Unattractive to most large market players

The Case for a Forum Ad Network

Shift in Advertising Dollars

In 2008, the shift from TV, print, and other media continues. In Q1 of 2008, Internet advertising revenues reached ***$5.8 billion***. U.S. online advertising expected to double this year to $33.6 billion*.



Quarterly Internet Ad Revenues
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
www.techcrunch.com
1997 $907
1998 $1920
1999 $4621
2000 $8087
2001 $7134
2002 $6010
2003 $7267
2004 $9626
2005 $12542
2006 $16879
2007 $21206
Q1 '08 $5792

*- *source: Jefferies & Company*

Social Network Advertising

U.S. Online Social Network Advertising Spending ($ in Millions)


CAGR: 48%
$350
$900
$1,380
$1,810
$2,170
$2,515
2006
2007
2008
2009
2010
2011

Source: eMarketer, "Social Network Marketing," 2007

Share of Social Network Advertising Revenue 2007


Other General, 16%
Niche, 10%
MySpace, 54%
Facebook, 20%

Source: eMarketer, "Social Network Marketing: Ad Spending and Usage," 2007

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Advertising Networks: ROI and Leverage

- The major shift in advertising dollars have awakened many companies to the importance of ***advertising networks.***
- Ad networks have become an integral part of the internet as they can provide smaller and mid-sized online publishers, such as ***forum owners***, with higher advertising revenues than would otherwise be available.
- **Recent advertising M&A from 2007** – well over $2 ***billion***



Chintano & Datran
$30 Completed

24/7 Real Media & Wpp
$649 million

Feedburner & Google
$100 million

Aptimus & Apollo Group
$48 million

DoubleClick & Google
$3.1 billion

ThirdScreenMedia & Time Warner (AOL)
$80-$100

Blue Lithium & Yahoo!
$300 million

Right Media & Yahoo!
$680 million

aQuantive (DrivePM) & Microsoft
$6 billion

Tacoda & Time Warner (AOL)
$275 million

AdECN & Microsoft
$50 million

Jumpstart Automotive & Hachette Filipacchi
$100 million

AdDynamix & Ybrant
$10 million

Source: DeSilva & Phillips estimates, Company Reports

Competition / Industry Structure

Highly Fragmented Market | **No Clear Leader**

Vertical Ad Networks with Inventory:
(based upon forums)

the above network

IGN.COM

Sportgenic

iNET interactive

ESCALATE

SOCIAL KNOWLEDGE

ib Internet Brands

verticalscope

Those Representing Third Parties:

GORILLA NATION

indieclick

NetShelter Technology Media

Hype Circle

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Strategy and Leverage Model

Business Strategy

"Leverage through Consolidation and Network Effect"

- Acquire Inventory at 2-4X Annual Revenue
- Reach 50MM Page Views 10MM Registered Members - critical mass
- Harness Collective Strength of Smaller and Mid-Sized Forum Owners
- Capture Spread between low & high eCPMs

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Capturing the "Spread"

- **Small or amateur** forum owners on average receive $0.10 -$0.20 per eCPM
- Forum owners receiving revenue from **passive third party advertisers** receive $1-2 per eCPM
- **Successful** forum owners, with help from CrowdGather, can receive direct advertisers' money for $5-10 per eCPM

Spread

$0.90 – 1.80

Per CPM

$4.90 – 9.80

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Points of Leverage



$ $
Social
Networking
(Forum Members)
Online Advertising

Harness Strength of Collective Power to Maximize eCPM – the more users, the higher eCPM

Acquire Inventory of 10MM registered users

Growing, recession-proof industry. Major shift to online dollars

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Unlocking Value

USER GENERATED CONTENT

SOCIAL NETWORK

FORUM ADVERTISING NETWORK

USER GENERATED CONTENT

SOCIAL NETWORK

FORUM ADVERTISING NETWORK


HOW-TO'S
QUESTIONS & ANSWERS
REVIEWS
CROWDGATHER SEARCH
DEBATE
HUMOR
ENTERTAIN-MENT

USER GENERATED CONTENT NETWORK POWERED BY SEARCH

USER GENERATED CONTENT

SOCIAL NETWORK

FORUM ADVERTISING NETWORK


PROFILE
Fish Tank Forum
Genmay
Parenting Forum
Big Screen Talk

SOCIAL NETWORK POWERED BY
CENTRAL ID MANAGEMENT AND PROFILE

USER GENERATED CONTENT

SOCIAL NETWORK

FORUM ADVERTISING NETWORK


DIRECT ADVERTISING
ADVERTISING NETWORKS
GENERAL AD NETWORKS
VERTICAL AD NETWORKS
BEHAVIORAL AD NETWORKS
CONTEXTUAL AD NETWORKS
CROWDGATHER CENTRALIZED AD SERVER

FORUM ADVERTISING NETWORK POWERED BY
CROWDGATHER CENTRALIZED ADVERTISING SERVER

Leadership and the Bottom Line

The CrowdGather Team

Sanjay Sabnani
Chairman and CEO
Acquired his first message board in 2002. Both an entrepreneur and strategist, Mr. Sabnani has held senior executive positions at Hythiam, Inc., (NASDAQ:HYTM), OSI Systems, (NASDAQ:OSIS), Venture Catalyst, Inc., (NASDAQ:VCAT).

Gaurav Singh
VP Operations and Finance
Most recently, served as Director of Financial Operations for MDSynergy, a privately held company in the health services industry. Prior to that was part of the executive team that lead the growth and ultimately, the sale of Specialty Surgical Centers to Symbion, Inc.(NDAQ: SMBI) for more than $70 million. Prior to obtaining his MBA from the Anderson School of Business at UCLA, Singh worked for PriceWaterhouseCoopers, Ernst & Young and Hewlett Packard.

Fernando I. Munoz
VP of Technology
A seasoned Information Systems Engineer with more than 20 years of experience in the computer sciences field. Co-founded and served as CTO at Vecom Computacion Ltda. for 11 years. Formerly the Vice President of Digital Media with Lionsgate Entertainment, implementing the first industry digital assets management system.

Zoe Myerson
VP of Worldwide Sales
Former Director of Advertising & Sales for 411 Web Interactive. Previously, was a co-founder of Overture (now known as Yahoo! Search Marketing), where she was a key player in the creation of the first cost-per-click revenue model. In 1998, successfully oversaw the growth and expansion of the southwest region for both Juno Online Services and Yahoo.

Heather Schlegel
Director of Community Evangelism
An innovative Internet start-up veteran with more than 12 years of experience, contributing to more than 50 successful technology product launches. Worked for AOL as the first DHTML (AJAX) technology evangelist in 2000, and later as a product manager for AOL's AIM division.

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Financial Impact

Revenue

- Current roll-up made at 2-4X annualized revenue.
- eCPM's convert from $0.25 to close to $2.00 within 6 months of funding
- Capturing 100% share of eCPM improvement on acquisitions and 50% of third-party forums.
- Additional ads per page plus additional pages from CrowdGather platform will continue to drive revenues beyond basic model

EBITDA / Margin Improvement

- Scaleable shared Technologies and Capabilities
- Yield Optimization Spread Out Over Innumerable Sites

Summary Highlights

- Focus on undervalued real-estate, not technology
- Proven, scalable and sustainable business Model
- Immediate revenue increase to acquisitions made at significantly lower valuations
- Will achieve 20 million page-views by October 31st
- CrowdGather proprietary platform to launch 3/31/09
- Experienced and motivated executive team

crowdgather